EXHIBIT 3



                                              [BHP BILLITON LOGO]
                                              BHP Billiton Limited
                                              180 Lonsdale Street
                                              Melbourne Victoria 3000 Australia
                                              GPO BOX 86A
                                              Melbourne Victoria 3001 Australia
                                              Telephone: 9609 3333
                                              Facsimile +61 3 9609 4372
                                              bhpbilliton.com






3 June 2005


Mr Peter Horton
Company Secretary
WMC Resources Ltd

The Manager
Company Announcements Platform
Australian Stock Exchange Limited


                    NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
                          REPORT ON ACCEPTANCE FACILITY

In accordance with Chapter 6C of the CORPORATIONS ACT 2001 (Cwth), BHP Billiton issues the attached ASIC Form 604 (Notice of Change of Interests of Substantial Holder) in relation to the ordinary shares in WMC Resources Ltd (WMC RESOURCES).

BHP Billiton reports that since its most recent acceptance facility report on 2 June 2005, the aggregate of:

o the number of WMC Resources shares in respect of which acceptance instructions (in the form of acceptance forms and/or directions to custodians to accept BHP Billiton's offer) have been received in the Acceptance Facility as at 8:30am today (as advised by Merrill Lynch Equities (Australia) Limited to BHP Billiton); and

o the number of WMC Resources shares in which BHP Billiton has a relevant interest,

has increased from 29.46% to 42.81%.

The following table is a breakdown of the aggregate amount between those two categories.

                               A member of the BHP Billiton group
                               which is headquartered in Austrailia
                               Registered Office: Level 27, 180 Lonsdale Street Melbourne Victoria 3001 Australia

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                    NUMBER OF WMC                   PERCENTAGE OF WMC
                   RESOURCES SHARES                 RESOURCES' EXISTING
                                                    ISSUED SHARES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
ACCEPTANCE FACILITY       147,373,610                12.54%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
RELEVANT INTEREST         355,789,555                30.27%
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

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TOTALS                    503,163,165                42.81%
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In addition, BHP Billiton notes that it holds economic exposure to 50,624,000
WMC Resources shares (4.31% of the issued share capital) through cash settled derivative contracts.

Yours sincerely


/s/ Ross Mallett


Ross Mallett
Deputy Company Secretary

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                                    FORM 604
                              CORPORATIONS ACT 2001
                                  SECTION 671B

               NOTICE OF CHANGE OF INTERESTS OF SUBSTANTIAL HOLDER
--------------------------------------------------------------------------------

To Company             WMC Resources Ltd
Name/Scheme
                       --------------------------------------------------------

ACN/ARSN               76 004 184 598
                       --------------------------------------------------------

1. DETAILS OF SUB-
   STANTIAL HOLDER (1) Name BHP Billiton Limited
                       --------------------------------------------------------
ACN/ARSN (if           49 004 028 077
applicable)
                       --------------------------------------------------------
                       This notice is also given by BHP Billiton Limited on
                       behalf of BHP Billiton Plc and on behalf of BHP Billiton
                       Limited's controlled bodies corporate (SUBSIDIARIES) and
                       on behalf of BHP Billiton Plc's controlled bodies
                       corporate including those named in Annexure A of the Form
                       603 "Notice of initial substantial holder" dated 22 March
                       2005

There was a change in the
interests of the
substantial holder from         2/06/2005
                                ------------
The previous notice was         2/06/2005
given to the company on
                                ------------
The previous notice was dated   2/06/2005
                                ------------

2. PREVIOUS AND PRESENT VOTING POWER

The total number of votes attached to all the voting shares in the company or voting interests in the scheme that the substantial holder or an associate (2) had a relevant interest (3) in when last required, and when now required, to give a substantial holding notice to the company or scheme, are as follows:

   -----------------------------------------------------------------------------
   Class of      Previous notice                 Present notice
   securities(4) Person's votes  Voting power(5) Person's votes  Voting power(5)
   -----------------------------------------------------------------------------
   Ordinary      220,119.830      18.73%           355,789,555     30.27%
   shares
   -----------------------------------------------------------------------------

3. CHANGES IN RELEVANT INTERESTS

Particulars of each change in, or change in the nature of, a relevant interest of the substantial holder or an associate in voting securities of the company or scheme, since the substantial holder was last required to give a substantial holding notice to the company or scheme are as follows:
  ------------------------------------------------------------------------------

               Person
               whose                      Consideration  Class and
     Date      relevant                   given in       number of     Person's
     of        interest     Nature of     relation       securities    votes
     change    changed      change (6)    to change (7)  affected      affected
  ------------------------------------------------------------------------------
  2/06/2005  BHP         Purchaser of    $7.85 for each  135,669,725 135,669,725
             Billiton    securities      WMC Resources   ordinary
             Lonsdale    pursuant to     Ltd ordinary    shares
             Investments contracts       share
             Pty Ltd     arising as a
                         result of acceptances
                         of takeover offers as
                         set out in the Bidder's
                         Statement, the form of
                         which was given to the
                         Australian Stock Exchange
                         Limited by the substantial
                         holder on 21 March 2005
  ------------------------------------------------------------------------------
  As above  BHP          Taken under      Nil          As above    As above for
  for BHP   Billiton     section                       for BHP     BHP Billiton
  Billiton  Limited      608(3)(b) of                  Billiton    Lonsdale
  Lonsdale               the                           Lonsdale    Investments
  Investments            Corporations                  Investments Pty Ltd
  Pty Ltd                Act to have a                 Pty Ltd
                         relevant interest
                         by reason of
                         having control
                         of BHP Billiton
                         Lonsdale
                         Investments Pty
                         Ltd
  ------------------------------------------------------------------------------
  As above  Each of the  Taken under      Nil          As above    As above for
  for BHP   Subsidiaries section                       for BHP     BHP Billiton
  Billiton               608(3)(a) of                  Billiton    Lonsdale
  Lonsdale               the                           Lonsdale    Investments
  Investments            Corporations                  Investments Pty Ltd
  Pty Ltd                Act to have a                 Pty Ltd
                         relevant interest
                         by reason of having
                         voting power (through the
                         relevant interests of
                         its associate, BHP
                         Billiton Limited) above
                         20% in BHP Billiton
                         Lonsdale Investments Pty Ltd
  ------------------------------------------------------------------------------

4. PRESENT RELEVANT INTERESTS

Particulars of each relevant interest of the substantial holder in voting securities after the change are as follows:
--------------------------------------------------------------------------------


 Holder    Registered   Person entitled
 of        holder of    to be            Nature of      Class and
 relevant  of           registered       relevant       number of      Person's
 interest  securities   as holder (8)    interest (6)   securities     votes
--------------------------------------------------------------------------------
 BHP         Various      BHP Billiton     Power to     355,789,555  355,789,555
 Billiton    offerees     Lonsdale         control      ordinary shares
 Lonsdale    who have     Investments Pty  disposal of
 Investment  accepted     Ltd              the securities
 Pty Ltd     the                           pursuant to
             takeover                      the contracts
             offers                        referred to in
             referred to                   paragraph 3
             in paragraph 3

--------------------------------------------------------------------------------
 BHP       As above     BHP Billiton     Taken under   As above    As above for
 Billiton  for BHP      Lonsdale         section       for BHP     BHP Billiton
 Limited   Billiton     Investments Pty  608(3)(b)     Billiton    Lonsdale
           Lonsdale     Ltd              of the        Lonsdale    Investments
           Investments                   Corporations  Investments Pty Ltd
           Pty Ltd                       Act to have   Pty Ltd
                                         a relevant
                                         interest by
                                         reason of
                                         having control
                                         of BHP
                                         Billiton
                                         Lonsdale
                                         Investments
                                         Pty Ltd
--------------------------------------------------------------------------------
Each of   As above     BHP Billiton     Taken under     As above    As above for
the       for BHP      Lonsdale         section         for BHP     BHP Billiton
Subsid-   Billiton     Investments Pty  608(3)(a) of    Billiton    Lonsdale
iaries    Lonsdale     Ltd              the             Lonsdale    Investments
          Investments                   Corporations    Investments Pty Ltd
          Pty Ltd                       Act to have a   Pty Ltd
                                        relevant interest
                                        by reason of having
                                        voting power (through
                                        the relevant interests
                                        of its associate, BHP
                                        Billiton Limited) above
                                        20% in BHP Billiton
                                        Lonsdale Investments Pty Ltd
--------------------------------------------------------------------------------

5. CHANGES IN ASSOCIATION

The persons who have become associates (2) of, ceased to be associates of, or have changed the nature of their association (9) with, the substantial holder in relation to voting interests in the company or scheme are as follows:

           ---------------------------------------------------------------------
           Name and ACN/ARSN       Nature of association
           (if applicable)
           ---------------------------------------------------------------------
           Not applicable          Not applicable
           ---------------------------------------------------------------------

6. ADDRESSES

The addresses of persons named in this form are as follows:

           ---------------------------------------------------------------------
              Name                     Address
           ---------------------------------------------------------------------
           BHP Billiton Limited    C/- BHP BIlliton Limited
           and each other          180 Lonsdale Street, Melbourne, Victoria 3000
           person on whose
           behalf this notice
           is given
           ---------------------------------------------------------------------



------------------------
SIGNATURE

                                                    capacity    Deputy Company
           print name Ross Mallett                              Secretary

           -------------------------------------------------------------------
            sign here /s/ Ross Mallett               date        3/06/2005

                      ------------------------------

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



                                   DIRECTIONS

(1) If there are a number of substantial holders with similar or related relevant interests (eg. a corporation and its related corporations, or the manager and trustee of an equity trust), the names could be included in an annexure to the form. If the relevant interests of a group of persons are essentially similar, they may be referred to throughout the form as a specifically named group if the membership of each group, with the names and addresses of members is clearly set out in paragraph 6 of the form.

(2)  See the definition of "associate" in section 9 of the Corporations Act
     2001.

(3) See the definition of "relevant interest" in sections 608 and 671B(7) of the Corporations Act 2001.

(4) The voting shares of a company constitute one class unless divided into separate classes.

(5) The person's votes divided by the total votes in the body corporate or scheme multiplied by 100.

(6)  Include details of:

     (a) any relevant agreement or other circumstances because of which the change in relevant interest occurred. If subsection 671B(4) applies, a copy of any document setting out the terms of any relevant agreement, and a statement by the person giving full and accurate details of any contract, scheme or arrangement, must accompany this form, together with a written statement certifying this contract, scheme or arrangement; and

     (b) any qualification of the power of a person to exercise, control the exercise of, or influence the exercise of, the voting powers or disposal of the securities to which the relevant interest relates (indicating clearly the particular securities to which the qualification applies).

     See the definition of "relevant agreement" in section 9 of the Corporations Act 2001.

(7) Details of the consideration must include any and all benefits, money and other, that any person from whom a relevant interest was acquired has, or may, become entitled to receive in relation to that acquisition. Details must be included even if the benefit is conditional on the happening or not of a contingency. Details must be included on any benefit paid on behalf of the substantial holder or its associate in relation to the acquisitions, even if they are not paid directly to the person from whom the relevant interest was acquired.

(8) If the substantial holder is unable to determine the identity of the person (eg. if the relevant interest arises because of an option) write "unknown'".

(9) Give details, if appropriate, of the present association and any change in that association since the last substantial holding notice.

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